Statement of Changes in Net Assets Available for Benefits - TDRP $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income (loss)
Plan interest in net investment income (loss) of the Master Trust	$ 182,729
Net appreciation (depreciation) in fair value of investments from participant directed brokerage accounts	5,587
Net investment income (loss)	188,316
Interest and dividend income
Interest income on notes receivable from participants	1,904
Interest and dividend income from participant directed brokerage accounts	747
Total interest and dividend income	2,651
Contributions
Participant	20,300
Employer	25,176
Rollover	688
Total contributions	46,164
Deductions
Participant withdrawals	(73,080)
Administrative expenses	(1,915)
Total deductions	(74,995)
Net increase (decrease) in net assets available for benefits	162,136
Net assets available for benefits
Beginning of year	752,472
End of year	$ 914,608